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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: May 23, 2001


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


Exact Name of Registrant                 Commission        I.R.S. Employer
as Specified in Its Charter              File Number       Identification No.
---------------------------              -----------       ------------------

   Hawaiian Electric Industries, Inc.      1-8503              99-0208097
   Hawaiian Electric Company, Inc.         1-4955              99-0040500

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                                State of Hawaii
             ------------------------------------------------------
                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
           --------------------------------------------------------
             (Address of principal executive offices and zip code)


 Registrant's telephone number, including area code:

           (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
            (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 5. Other Events

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE FINANCIAL ANALYST PRESENTATION ON WEDNESDAY, MAY 30, 2001

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that its Wednesday, May 30, 2001 financial analyst presentation in New York will be broadcast live on its website and via teleconference beginning at approximately 8:20 a.m. EST. The event can be accessed through HEI's website at http://www.hei.com or by dialing (212) 896-6118 for the teleconference call.
------------------

     An online replay will be available at the same website beginning about two hours after the event and continuing through Wednesday, June 13, 2001. Replays of the teleconference call will also be available approximately two hours after the event through Wednesday, June 13, 2001 by dialing (800) 633-8284, pass code:
18745777.

     Hawaiian Electric Industries, Inc. is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary.

                                      ###



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.       HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                          (Registrant)


 /s/ Robert F. Mougeot                   /s/ Richard A. von Gnechten
----------------------                   ---------------------------
Robert F. Mougeot                        Richard A. von Gnechten
Financial Vice President,                Financial Vice President of HECO
Chief Financial Officer and Treasurer
(Principal Financial Officer of HEI)     (Principal Financial Officer of HECO)

Date: May 23, 2001                       Date: May 23, 2001

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